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                -------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 26, 2001


                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



               Delaware                 333-63602              74-2440850
               ---------                ---------              ----------
      State or Other Jurisdiction      (Commission          (I.R.S. Employer
           Of Incorporation)           File Number)        Identification No.)



     101 Hudson Street, 33rd Floor
        Jersey City, New Jersey                                    07302
        -----------------------                                 ----------
    (Address of Principal Executive                             (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (201) 524-2437


                   200 Vesey Street, New York, New York 10285
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events1


         Attached as Exhibit 23 to this Current Report is the consent of KPMG LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated January 22, 2001 on its audits of the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 2001 and for periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on September 13, 2001 and September 18, 2001, included in the Current Report on Form 8-K of AMBAC Financial Group, Inc. (which was filed with the Securities and Exchange Commission on September 17, 2001 and September 19, 2001 respectively), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (333-63602) of the Registrant; and (iii) the Prospectus Supplement relating to Mortgage Pass-Through Certificates, Series 2001-15A, and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.    Consent of KPMG LLP



----------------------------
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus Supplement.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           STRUCTURED ASSET SECURITIES
                                   CORPORATION



                           By: /s/ Ellen V. Kiernan
                               ------------------------------------------------
                                 Name: Ellen V. Kiernan
                                 Title:   Vice President



Dated:  September 26, 2001



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                                  EXHIBIT INDEX



Exhibit No.         Description                 Page No.
-----------         -----------                 --------
23                  Consent of KPMG LLP           6